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                       SECURITIES AND EXCHANGE COMMISSION

                         ------------------------------

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  APRIL 1, 2002



                             PARKER DRILLING COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                            1-7573                           73-0618660
(State or other jurisdiction of       (Commission File Number)      (I.R.S. Employer Identification No.)
 incorporation or organization)

                                  1401 ENCLAVE PARKWAY, SUITE 600
                                          HOUSTON, TX                               77077
                              (Address of principal executive offices)            (Zip Code)


                                 (281) 406-2000
              (Registrant's telephone number, including area code)


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1      Press Release dated April 1, 2002.

ITEM 9.           REGULATION FD DISCLOSURE.

         On April 1, 2002, the Company issued a press release announcing the issuance of an opinion by the Supreme Court of Kazakhstan arising out of a lawsuit filed by a subsidiary of the Company objecting to a tax assessment by the Ministry of State Revenues of Kazakhstan. The Court ruled in favor of the subsidiary on all significant issues which were the basis of the assessment of $29 million in additional taxes. A copy of the press release is Exhibit 99.1 to this report."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

                                       PARKER DRILLING COMPANY


Date:  April 1, 2002                   By /s/ James J. Davis
                                          -------------------
                                          James J. Davis,
                                          Senior Vice President--Finance and
                                          Chief Financial Officer


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                                 EXHIBIT INDEX


     Exhibit 99.1      Press Release dated April 1, 2002.